UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 21, 2004
Date of Report (Date of earliest event reported)

APPLERA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-4389	06-1534213
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

301 Merritt 7
Norwalk, Connecticut 06851
(Address of Principal Executive Offices, Including Zip Code)

(203) 840-2000
(Registrant’s telephone number, including area code)

Back to Contents

Item 1.01.   Entry into a Material Definitive Agreement.

     Amendments to Employee Stock Purchase Plan. On October 21, 2004, Applera Corporation (“Applera”) held its 2004 Annual Meeting of Stockholders (the “2004 Annual Meeting”). At the 2004 Annual Meeting, the Applera stockholders approved amendments to the previously-approved Applera Corporation 1999 Employee Stock Purchase Plan (the “Purchase Plan”). The amended Purchase Plan is included as Exhibit 10.1 to this report. The amendments:

•	extended the term of the Purchase Plan to December 31, 2007;

•	increased the number of shares of Applera Corporation – Applied Biosystems Group Common Stock (“Applera-Applied Biosystems stock”) authorized for issuance under the Purchase Plan by 1,000,000; and

•	increased the number of shares of Applera Corporation – Celera Genomics Group Common Stock (“Applera-Celera stock”) authorized for issuance under the Purchase Plan by 1,500,000.

     Amendments to Stock Incentive Plans. Also at the 2004 Annual Meeting, the Applera stockholders approved (i) the Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan, giving effect to certain amendments to the previously-approved Applera Corporation/Applied Biosystems Group 1999 Stock Incentive Plan (the “Applera-Applied Biosystems Plan”), and (ii) the Applera Corporation/Celera Genomics Group Amended and Restated 1999 Stock Incentive Plan, giving effect to certain amendments to the previously-approved Applera Corporation/Celera Genomics Group 1999 Stock Incentive Plan (the “Applera-Celera Genomics Plan”). The amended incentive plans are included as Exhibits 10.2 and 10.3 to this report. The amendments:

•	extended the term of both plans to December 31, 2006;

•	increased the number of shares of Applera-Applied Biosystems stock authorized for issuance under the Applera-Applied Biosystems Plan by 4,000,000;

•	increased the number of shares of Applera-Celera stock authorized for issuance under the Applera-Celera Genomics Plan by 1,500,000;

•	incorporated a number of changes into both plans designed to provide the Applera Corporation Board of Directors (the “Board”) with greater flexibility to respond to market-competitive changes in equity compensation practices as well as to accounting changes that could affect the cost of equity incentives to Applera and its stockholders; and

Back to Contents

•	incorporated into both plans limits on the total number of shares that may be covered by certain types of awards authorized under the plans.

     Director Stock Awards. All of our directors were reelected to the Board at the 2004 Annual Meeting. In connection with their reelection, on October 21, 2004, the Management Resources Committee of the Board (the “MRC”) approved the grant to each director of an award of 1,300 shares of Applera-Applied Biosystems stock pursuant to the Applera-Applied Biosystems Plan and 500 shares of Applera-Celera stock pursuant to the Applera-Celera Genomics Plan. Each of these awards will vest on the date immediately preceding the Applera 2005 Annual Meeting of Stockholders and will be forfeited by a director, subject to certain exceptions, if the director ceases to serve as a member of the Board prior to that date. Prior to vesting, a director has the right to receive cash dividends and to vote but may not transfer or otherwise dispose of the shares. The form of agreements under which these and future director share awards are expected to be issued are included as Exhibits 10.4 and 10.5 to this report.

     Director Stock Options. In connection with the reelection of our directors at the 2004 Annual Meeting, on October 21, 2004, the MRC approved the grant to each director of stock options for 9,200 shares of Applera-Applied Biosystems stock pursuant to the Applera-Applied Biosystems Plan and 3,400 shares of Applera-Celera stock pursuant to the Applera-Celera Genomics Plan. The options become exercisable in four equal annual installments commencing on October 21, 2005, and have a term of ten years. The exercise price for the Applera-Applied Biosystems stock options is $18.905 per share, which was the fair market value of a share of Applera-Applied Biosystems stock on the grant date, as determined in accordance with the Applera-Applied Biosystems Plan. The exercise price for the Applera-Celera stock options is $12.005 per share, which was the fair market value of a share of Applera-Celera stock on the grant date, as determined in accordance with the Applera-Celera Genomics Plan. The form of agreements under which these and future director stock options are expected to be issued are included as Exhibits 10.6 and 10.7 to this report.

     Incentive Compensation Program. Most Applera employees not compensated on a commission basis, including Applera’s executive officers, participate in Applera’s Incentive Compensation Program. The MRC uses specific performance objectives for each business unit as a basis on which to measure the performance of Applera’s employees under this program. For the Applied Biosystems Group, the MRC uses EBIT (earnings before interest and taxes), revenue, cash flow, EPS (earnings per share), and the achievement of specific business goals. For the Celera Genomics Group, the MRC uses EBIT, cash flow, and the achievement of specific business goals. For Celera Diagnostics, a joint venture between the Applied Biosystems Group and the Celera Genomics Group, the MRC uses EBIT, revenue, cash flow, and the achievement of specific business goals. For corporate employees (including Applera’s Chief Executive Officer and certain other executive officers), the MRC uses a combination of the performance results for the Applied Biosystems Group and the Celera Genomics Group. At a meeting of the MRC held on October 21, 2004, the MRC approved the specific performance objectives applicable to the Incentive Compensation Program for Applera’s 2005 fiscal year.

Back to Contents

Item 9.01.   Financial Statements and Exhibits.

      (c) Exhibits.

     The following exhibits are filed with this Report:

Exhibit No.	Description

10.1	Applera Corporation 1999 Employee Stock Purchase Plan, as amended October 21, 2004 (incorporated by reference to Annex A to Schedule 14A, filed September 17, 2004, containing Applera’s definitive Proxy Statement for its 2004 Annual Meeting of Stockholders (Commission file number 1-4389)).

10.2	Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan, effective October 21, 2004 (incorporated by reference to Annex B to Schedule 14A, filed September 17, 2004, containing Applera’s definitive Proxy Statement for its 2004 Annual Meeting of Stockholders (Commission file number 1-4389)).

10.3	Applera Corporation/Celera Genomics Group Amended and Restated 1999 Stock Incentive Plan, effective October 21, 2004 (incorporated by reference to Annex C to Schedule 14A, filed September 17, 2004, containing Applera’s definitive Proxy Statement for its 2004 Annual Meeting of Stockholders (Commission file number 1-4389)).

10.4	Form of Director Stock Award Agreement pursuant to which restricted stock awards are granted to directors under the Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan.

10.5	Form of Director Stock Award Agreement pursuant to which restricted stock awards are granted to directors under the Applera Corporation/Celera Genomics Group Amended and Restated 1999 Stock Incentive Plan.

10.6	Form of Director Stock Option Agreement pursuant to which stock options are granted to directors under the Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan.

10.7	Form of Director Stock Option Agreement pursuant to which stock options are granted to directors under the Applera Corporation/Celera Genomics Group Amended and Restated 1999 Stock Incentive Plan.

10.8	Description of Applera Corporation Fiscal 2005 Incentive Compensation Program.

Back to Contents

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLERA CORPORATION

	By:	/s/ William B. Sawch

William B. Sawch Senior Vice President and General Counsel

Dated: October 27, 2004

Back to Contents

EXHIBIT INDEX

Exhibit No.	Description

10.4	Form of Director Stock Award Agreement pursuant to which restricted stock awards are granted to directors pursuant to the Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan.

10.5	Form of Director Stock Award Agreement pursuant to which restricted stock awards are granted to directors under the Applera Corporation/Celera Genomics Group Amended and Restated 1999 Stock Incentive Plan.

10.6	Form of Director Stock Option Agreement pursuant to which stock options are granted to directors under the Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan.

10.7	Form of Director Stock Option Agreement pursuant to which stock options are granted to directors under the Applera Corporation/Celera Genomics Group Amended and Restated 1999 Stock Incentive Plan.

10.8	Description of Applera Corporation Fiscal 2005 Incentive Compensation Program.